UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2010

FORCE PROTECTION, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-33253	84-1383888
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

9801 Highway 78, Building No. 1, Ladson, SC	29456
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (843) 574-7000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On April 29, 2010, Force Protection, Inc. (the “Registrant”) and its wholly-owned subsidiaries, Force Protection Technologies, Inc. and Force Protection Industries, Inc., entered into a Third Amended and Restated Loan Agreement (the “Amended and Restated Loan Agreement”) with Wells Fargo Bank, National Association (successor by merger to Wachovia Bank, National Association) (“Wells Fargo”), which amended and restated that certain Amended and Restated Loan Agreement dated as of October 31, 2008 by and between the Registrant and Wells Fargo.  Concurrently with the execution of the Amended and Restated Loan Agreement, the Registrant renewed a promissory note to Wells Fargo in the original principal amount of $40,000,000 (the “Note”), which amended and restated that certain promissory note issued to Wells Fargo on October 31, 2008.  Pursuant to the Amended and Restated Loan Agreement, the Registrant has agreed to certain terms that govern a revolving credit facility made available to the Registrant by Wells Fargo. The Registrant has never borrowed any amounts under this credit facility.

The unpaid principal balance of the Note accrues interest at a rate per annum equal to the 1-month LIBOR rate plus an applicable margin based on the funded debt to EBIDTA ratio calculated on a quarterly basis as set forth in the Amended and Restated Loan Agreement, and may vary from 1.55% to 2.75%.   The Registrant must also maintain a fixed charge coverage ratio of not less than 1.50 to 1.00.  Accrued interest is due and payable on a monthly basis, starting on May 31, 2010, and all outstanding principal and accrued interest is due and payable on April 30, 2012.  Until April 30, 2012, the Registrant may borrow, repay and reborrow additional amounts from Wells Fargo under the Note, so long as the total principal balance outstanding under the Note does not exceed $40,000,000.   In connection with the issuance of the original promissory note on July 20, 2007, the Registrant also entered into a Security Agreement with Wells Fargo pursuant to which the Registrant granted Wells Fargo a security interest in all of its personal property and fixtures, of every kind and nature.

A copy of the Amended and Restated Loan Agreement and Note are attached as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01  Financial Statements and Exhibits.

(d)  Exhibits

Exhibit	Description

10.1

Third Amended and Restated Loan Agreement by and among the Registrant, Force Protection Technologies, Inc., Force Protection Industries, Inc. and Wells Fargo Bank, National Association, dated as of April 29, 2010.

10.2	Promissory Note by the Registrant in favor of Wells Fargo Bank, National Association, dated as of April 29, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Force Protection, Inc.
(Registrant)

Date: April 30, 2010

/s/ Charles Mathis
(Signature)
Name: Charles Mathis
Title: Chief Financial Officer

EXHIBIT LIST

Exhibit	Description

10.1

Third Amended and Restated Loan Agreement by and among the Registrant, Force Protection Technologies, Inc., Force Protection Industries, Inc. and Wells Fargo Bank, National Association, dated as of April 29, 2010.

10.2	Promissory Note by the Registrant in favor of Wells Fargo Bank, National Association, dated as of April 29, 2010.